UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2019

LendingTree, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11115 Rushmore Drive, Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 541-5351

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TREE	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership.

The disclosure in Item 8.01 below is incorporated herein by reference to the extent applicable.

Item 8.01. Other Events.

On July 21, 2019, Home Loan Center, Inc. (“HLC”) voluntarily filed a petition under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) with the U.S. Bankruptcy Court in the Northern District of California in San Jose, California (the “Bankruptcy Court”), in order to preserve assets for the benefit of all creditors of HLC. The case is styled as In re Home Loan Center, Inc., case number 19-51455. HLC is a non-operating, wholly-owned subsidiary of LendingTree, LLC, a wholly-owned subsidiary of LendingTree, Inc. (the “Company”). The filing does not include as debtors the Company, LendingTree, LLC or any of their respective subsidiaries engaged in continuing operations. This decision was made by the board of directors of HLC, which consists of a single independent director.

The decision of HLC to seek the protection of the Bankruptcy Court follows the previously-announced entry of a $68.5 million judgment (the “Judgment”) against HLC in ResCap Liquidating Trust v. Home Loan Center, Inc., Case No. 14-cv-1716 (U.S. Dist. Ct., Minn.), the successor to Residential Funding Company, LLC v Home Loan Center, Inc., No. 13-cv-3451 (U.S. Dist. Ct., Minn.). The voluntary petition under the Bankruptcy Code creates an automatic stay of enforcement of the Judgment. HLC has filed a motion for relief from stay to appeal the Judgement and has asserted that it has strong grounds for such appeal.

HLC’s voluntary petition under the Bankruptcy Code does not represent an event of default under LendingTree, LLC’s Amended and Restated Credit Agreement dated as of November 21, 2017 or the Company’s indenture dated May 31, 2017 with respect to the Company’s .0625% Convertible Senior Notes due 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2019

LENDINGTREE, INC.

	By:	/s/ J.D. Moriarty
J.D. Moriarty
Chief Financial Officer